UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On May 12, 2009, PHH Corporation (“PHH”, the “Company,” “we,” “us,” or “our”) issued a press release notifying investors that at 8:30 a.m. EDT on May 19, 2009, the Company will conduct an investor presentation at the JMP Securities Research Conference in San Francisco. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.
Important Information/Solicitation Participants Legend
PHH Corporation has filed a proxy statement in connection with its 2009 Annual Meeting of Stockholders and advises its stockholders to read that proxy statement because it contains important information. Stockholders are able to obtain a free copy of that proxy statement and other documents that PHH files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to PHH Corporation, Attn: Investor Relations, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 or visiting PHH’s website at www.phh.com under the “Investor Relations” tab.
PHH, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from PHH stockholders in connection with the 2009 Annual Meeting of Stockholders. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in PHH’s proxy statement for the 2009 Annual Meeting of Stockholders. To the extent that holdings of PHH securities on the part of its directors and named executive officers have changed since the date of that proxy statement those changes have been or will be reflected on Statements of Changes in Ownership on Form 4 filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated May 12, 2009.*

*	Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Brown
	Name:	William F. Brown
	Title:	Senior Vice President, General Counsel & Secretary

Dated: May 13, 2009